                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (As Permitted By Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          SMARTALK TELESERVICES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

[LOGO OF SMARTALK(TM) TELESERVICES, INC.]

                                                                 April 30, 1998

Dear SmarTalk Shareholder:

  Enclosed is the SmarTalk 1997 Annual Report and the Proxy Statement relating to our upcoming annual meeting of shareholders which will be held on June 18, 1998 in Columbus, Ohio. These documents contain important information regarding your investment in SmarTalk and I encourage you to read them.

  1997 was a banner year for SmarTalk. The highlights of 1997 include:

  .  387% year-over-year increase in revenues.

  .  334% increase in decremented minutes.

  .  472% increase in PIN activations.

  . Distribution agreements providing access to approximately 100,000 locations.

  . Completion of strategic acquisitions that have expanded SmarTalk's domestic and international presence, scale and scope.

  As we look forward, we are optimistic about our prospects for 1998. We have recently commenced consolidating our headquarters and operations in Columbus, Ohio and have strengthened our management team. For 1998 our key priorities include increasing the productivity of our distribution asset through improved sell-through, branding and new product offerings and expanding our international and technological base. We will keep you apprised of our progress over the course of 1998.

                                          Sincerely,

                                          /s/ ERICH L. SPANGENBERG

                                          ERICH L. SPANGENBERG
                                          CHIEF EXECUTIVE OFFICER

[LOGO OF SMARTALK(TM) TELESERVICES, INC.]


                          SMARTALK TELESERVICES, INC.
                          5500 FRANTZ ROAD, SUITE 125
                              DUBLIN, OHIO 43017

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 18, 1998

                               ----------------

TO THE SHAREHOLDERS OF SMARTALK TELESERVICES, INC.:

  You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of SmarTalk TeleServices, Inc. (the "Company" or "SmarTalk") to be held on June 18, 1998, at 10:00 a.m., at the Hyatt Regency Hotel at 350 North High Street, Columbus, Ohio, for the following purposes:

  1. ELECTION OF DIRECTORS. To elect five directors of the Company to hold office until the 1999 Annual Meeting of Shareholders;

  2. RATIFICATION OF ACCOUNTANTS. To ratify the appointment of Price Waterhouse LLP as independent auditors of the Company to serve for the 1998 fiscal year; and

  3. OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

  Only shareholders of record at the close of business on April 22, 1998 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponements thereof.

                                          By Order of the Board of Directors

                                          /s/ Thaddeus Bereday

                                          Thaddeus Bereday
                                          Assistant Secretary

April 30, 1998

IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE POST-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                          SMARTALK TELESERVICES, INC.
                          5500 FRANTZ ROAD, SUITE 125
                              DUBLIN, OHIO 43017

                        ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 18, 1998

                                PROXY STATEMENT

                                 INTRODUCTION

  This Proxy Statement is being furnished by SmarTalk TeleServices, Inc. ("SmarTalk" or the "Company") in connection with the solicitation of proxies by the board of directors of the Company (the "Board" or "Board of Directors") for use at the 1998 Annual Meeting of Shareholders to be held at the Hyatt Regency Hotel at 350 North High Street, Columbus, Ohio, on Thursday, June 18, 1998 beginning at 10:00 a.m. or at any adjournments or postponement thereof (the "Annual Meeting"), for the purposes set forth in the foregoing Notice.

  This Proxy Statement and the accompanying Proxy are first being mailed to the Company's shareholders on or about May 15, 1998. The Company's 1997 Annual Report is being mailed to shareholders with this Proxy Statement.

VOTING

  There were 22,600,441 shares of the Company's common stock, no par value (the "Common Stock") issued and outstanding on April 28, 1998, the most recent practicable date prior to the printing of this Proxy. The record date for the purpose of determining shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date") has been set as April 22, 1998. For each matter submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock held by such holder on the books of the Company as of the Record Date.

  The presence, in person or by proxy, of a majority of the shares entitled to vote will constitute a quorum for the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by an appointed inspector of election. The election inspector will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business, but they will not be counted as affirmative or negative votes. The election inspector will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or person entitled to vote or that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are not present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business and they will not be counted for purposes of determining whether a proposal has been approved.

REVOCABILITY OF PROXIES

  Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. Such revocation may be effected by a writing delivered to the Company stating that the proxy is revoked or by executing a subsequent proxy and presenting it at the meeting, or by attendance at the meeting and voting in person.

SOLICITATION

  The Board of Directors is making this solicitation. The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying Proxy. In addition to the use of the mails, proxies may be solicited by officers, directors and other regular employees of the Company by telephone, facsimile or other personal solicitation, and no additional compensation will be paid to such individuals. The Company will, if requested, reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses incurred in mailing proxy materials to their principals.

                   INFORMATION ABOUT THE BOARD OF DIRECTORS
                          AND COMMITTEES OF THE BOARD

BOARD MEETINGS AND DIRECTOR COMPENSATION

  During 1997 there were three (3) meetings of the Board of Directors. In 1997, each director attended 75% or more of the total of all meetings held by the Board and the committees on which he served during the period for which he served. Directors of the Company receive $1500 for each Board meeting attended in person.

BOARD COMMITTEES

  The Company has standing audit and compensation committees. The Company does not have a standing nominating committee.

  Audit Committee. The Company's Audit Committee consists of two (2) non-employee directors: Ahmed O. Alfi and Fred F. Fielding. Responsibilities of the Audit Committee include (i) reviewing the accounting practices of the Company and consulting with the independent auditors concerning the Company's financial statements, accounting and financial policies and internal controls,
(ii) reviewing the scope of the independent auditors' activities and the practices of the independent auditors and (iii) maintaining good communications among the Audit Committee, the Company's independent auditors and the Company's management on accounting matters. The Audit Committee held one (1) meeting during 1997.

  Compensation Committee. The Company's Compensation Committee consists of two
(2) non-employee directors: Fred F. Fielding and Robert M. Smith. The Compensation Committee is responsible for reviewing and approving, within its authority, compensation, benefits, stock grants and other human resource policies and making recommendations concerning such matters to the Board of Directors. The Compensation Committee held four (4) meetings during 1997.

                      NOMINEES FOR ELECTION AS DIRECTORS

  The Company's Bylaws provide that the Board of Directors will consist of not less than five (5) nor more than nine (9) members with the exact number to be fixed by a resolution of the Board of Directors. A Board of five (5) directors is to be elected at the Annual Meeting. Directors serve for a term which lasts until the next annual meeting of shareholders and until successors are elected and qualified.

  Certain information regarding the Company's directors and nominees for election as directors, including their respective ages, principal occupations (including terms as director of the Company) and information regarding the aggregate number of shares of Common Stock beneficially owned by each of them as of the Record Date is set forth in the tables below.

BIOGRAPHICAL INFORMATION

  Directors. The following table gives certain information as to each director and nominee for director of the Company as of the Record Date:

   NAME                            AGE                 POSITION
   ----                            ---                 --------
   Robert H. Lorsch...............  48 Chairman
   Erich L. Spangenberg...........  37 Vice Chairman and Chief Executive Officer
   Fred F. Fielding(1)(2).........  59 Director
   Robert M. Smith(2).............  45 Director
   Kenneth A. Viellieu............  40 Director

--------
(1) Member, Audit Committee of the Board of Directors.

(2) Member, Compensation Committee of the Board of Directors.

  Robert H. Lorsch co-founded the Company and has served as the Chairman of the Board of the Company since its inception in October 1994. Mr. Lorsch also served as Chief Executive Officer of the Company from October 1994 until February 1998. Prior to forming the Company, Mr. Lorsch served as president of Lorsch Creative Network, Inc. ("LCN"), a full service advertising and sales promotion agency formed by Mr. Lorsch in 1986.

  Erich L. Spangenberg has served as a director of the Company since August 1997, as Vice Chairman of the Board since November 1997 and as Chief Executive Officer since February 1998. Prior to joining the Company, Mr. Spangenberg was a Senior Vice President in the Investment Banking Group of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") since 1996. From 1985 until 1995, Mr. Spangenberg served as an Associate and Partner with the law firm of Jones, Day, Reavis & Pogue in Los Angeles.

  Fred F. Fielding has served as a director of the Company since August 1996. Mr. Fielding has been a Senior Partner with the law firm of Wiley, Rein & Fielding in Washington D.C. since 1986. From January 1981 to April 1986, Mr. Fielding was counsel to the President of the United States.

  Robert M. Smith has served as a director of the Company since May 1997. Mr. Smith has been a Partner since July 1988 with the law firm of Dewey Ballantine LLP in New York and Los Angeles.

  Kenneth A. Viellieu has served as a director of the Company since February 1998. Mr. Viellieu has been Managing Director of the Investment Banking Group of DLJ in Chicago since January 1992, and has been with that firm since March 1990.

                    OTHER EXECUTIVE OFFICERS OF THE COMPANY

  The following table gives certain information as of the Record Date as to each executive officer who is not also a nominee for director of the Company.

      NAME                  AGE                       POSITION
      ----                  ---                       --------
   Jeffrey L. Lindauer.....  36 President and Chief Operating Officer
   Richard M. Teich........  44 Executive Vice President
   Glen Andrew Folck.......  33 Vice President--Finance; Chief Financial Officer and
                                 Assistant Secretary
   Thaddeus Bereday........  33 Vice President--Legal Affairs; General Counsel and
                                 Assistant Secretary
   Joseph A. Borocz........  43 Senior Vice President--Marketing
   Jack J. Feingold........  37 Senior Vice President--Sales

  Jeffrey L. Lindauer has served as the Company's Chief Operating Officer since February 1998 and as the Company's President since November 1997. From 1984 until joining the Company, Mr. Lindauer was with MCI where he held positions of increasing responsibility until November 1996 from which date Mr. Lindauer was General Manager of MCI Pre-Paid Markets.

  Richard M. Teich co-founded the Company and has served as the Company's Executive Vice President since January 1996. From 1993 through 1995, Mr. Teich designed, developed and implemented various advertising and teleservices programs, including the implementation of interactive telephone sampling and promotion programs for consumer products companies, while serving as a consultant to LCN.

  Glen Andrew Folck has served as the Company's Vice President--Finance and Chief Financial Officer since January 1996 and the Assistant Secretary since October 1996. From December 1993 until joining the Company, Mr. Folck served as Director of Strategic Planning for Harvard Industries, Inc., an automotive components manufacturer. From March 1992 through December 1993, he was Manager, Corporate Accounting and Financial Reporting, for Sonoco Products Company, a paper packaging manufacturer.

  Thaddeus Bereday has served as the Company's Vice President--Legal Affairs, General Counsel and Assistant Secretary since March 1998. Prior to joining the Company, from 1993 through March 1998, Mr. Bereday was an associate in the Business Practice Group of the Cleveland office of the law firm of Jones, Day, Reavis & Pogue.

  Joseph A. Borocz has served as the Company's Senior Vice President-- Marketing since March 1998. From 1996 until joining the Company, Mr. Borocz was Vice President of Business Development for Atlantis Marketing in Atlanta. From 1992 until he joined Atlantis Marketing, Mr. Borocz was Director of Marketing--Packaging Division for the Mead Corporation in Atlanta.

  Jack J. Feingold has served as the Company's Senior Vice President--Sales since January 1998. From 1989 until joining the Company, Mr. Feingold was with MCI where he held positions of increasing responsibility until 1996 from which date Mr. Feingold was Director of Global and Data Sales.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, as of the Record Date, the beneficial owners of more than five percent (5%) of the Common Stock, the Company's only class of voting securities, as known to the Company. In addition, the table sets forth the beneficial ownership of the Common Stock by (i) each of the Company's directors, nominees for director and executive officers named in the Summary Compensation Table and (ii) all directors and executive officers of the Company as a group. In each instance, information as to the number of shares owned and the nature of the ownership has been provided by the individual or entity described and is not within the direct knowledge of the Company. The number of shares beneficially owned by each director and executive officer is determined under rules of the Securities and Exchange Commission (the "Commission") and such information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, to the Company's knowledge, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. Unless otherwise indicated, the address of each person is the address of the Company set forth above.

                                                                  PERCENT AS OF
                                                   SHARES OWNED     APRIL 22,
            NAME OF BENEFICIAL OWNER              BENEFICIALLY(1)    1998(2)
            ------------------------              --------------- -------------
Robert H. Lorsch(3)..............................    3,250,393        14.1%
Erich L. Spangenberg(4)..........................      801,774         3.4%
Ahmed O. Alfi(5).................................       40,000           *
Fred F. Fielding(6)..............................       42,500           *
Robert M. Smith(7)...............................       43,040           *
Kenneth A. Viellieu(8)...........................       25,000           *
Jeffrey L. Lindauer(9)...........................      100,000           *
Glen Andrew Folck(10)............................      165,000           *
Richard M. Teich(11).............................      328,870         1.4%
Thaddeus Bereday(12).............................        3,750           *
SmarTalk Partners, LLC(13).......................    1,595,000         7.1%
William R. Harger(14)............................    1,896,098         8.4%
Dresdner RCM Global Investors LLC(15)............    1,645,000         7.3%
All directors and executive officers as a group
 (12 persons)(16)................................    4,800,327        19.7%

--------
  * Less than one percent

 (1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power and as to which such person has the right to acquire such voting and/or investment power within 60 days. Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of shares as to which such person has the right to acquire voting and/or investment power within 60 days.

 (2) Based upon 22,592,236 shares outstanding as of the Record Date.

 (3) Includes 540,000 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

 (4) Includes 740,000 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

 (5) Includes 40,000 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof. Mr. Alfi, a director of the Company, is a member of SmarTalk Partners, LLC. Mr. Alfi disclaims beneficial ownership of the shares owned by SmarTalk Partners, LLC.

 (6) Includes 40,000 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

 (7) Includes 40,000 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

 (8) Includes 25,000 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

 (9) Includes 100,000 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

(10) Includes 165,000 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

(11) Includes 140,000 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

(12) Includes 3,750 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

(13) SmarTalk Partners, LLC, whose address is 3 Civic Plaza, Suite 17D, Newport Beach, California 92660, has filed a Schedule 13G under the Exchange Act, stating that it held sole voting and dispositive power with respect to 1,595,000 shares. Amre Youness may be deemed the beneficial owner of the shares owned by SmarTalk Partners, LLC by virtue of his status as its sole manager. Mr. Youness disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. His business address is c/o SmarTalk Partners, LLC, 3 Civic Plaza, Suite 17D, Newport Beach, California 92660. Mr. Alfi, a director of the Company, is a member of SmarTalk Partners, LLC. Mr. Alfi disclaims beneficial ownership of the shares owned by SmarTalk Partners, LLC.

(14) Mr. Harger, whose address is c/o John A. Sanders, Foley & Lardner, 111 N. Orange Ave., Orlando, Florida 32801, has filed a Schedule 13D under the Exchange Act, stating that he held sole voting and dispositive power with respect to 1,896,098 shares.

(15) Dresdner RCM Global Investors LLC, whose address is Four Embarcadero Center, San Francisco, California 94111, has filed a Schedule 13G under the Exchange Act, stating that it held sole voting power with respect to 1,408,500 shares and sole dispositive power with respect to 1,645,000 shares of the Common Stock. RCM Limited L.P., the managing agent of Dresdner RCM Global Investors LLC, and RCM General Corporation, the general partner of RCM Limited L.P., reported beneficial ownership with respect to the same shares only to the extent that each may be deemed to have beneficial ownership of securities owned by Dresdner RCM Global Investors LLC. Dresdner Bank AG, an international banking organization headquartered in Frankfurt, Germany, also has filed a Schedule 13G under the Exchange Act, in which it reported beneficial ownership with respect to the same shares only to the extent that it may be deemed to have beneficial ownership of securities owned by Dresdner RCM Global Investors LLC.

(16) Includes 1,833,750 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

                            EXECUTIVE COMPENSATION

  The following table sets forth information concerning the compensation for services rendered in all capacities to the Company for the fiscal years ended December 31, 1997, 1996, and 1995 for those persons who were, at December 31, 1997, (i) the Company's Chief Executive Officer ("CEO") and (ii) the four most highly compensated executive officers of the Company, excluding the CEO, ((i) and (ii) collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                     ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                               ------------------------------------- -------------------------------
                                                                             AWARDS          PAYOUTS
                                                                     ----------------------- -------
                                                                                 SECURITIES
                                                          OTHER      RESTRICTED  UNDERLYING   LTIP    ALL OTHER
   NAME AND PRINCIPAL          SALARY                    ANNUAL        STOCK    OPTIONS/SARS PAYOUTS COMPENSATION
       POSITION**         YEAR    $       BONUS $    COMPENSATION *$ AWARD(S) $     (#)        ($)       ($)
   ------------------     ---- -------    -------    --------------- ---------- ------------ ------- ------------
Robert H. Lorsch........  1997 315,858     23,200(1)     17,671(2)      --        540,000      --         --
 Chairman and Chief       1996 390,835     43,200(3)     20,000(2)      --            --       --         --
 Executive Officer        1995  73,750(4)     --            --          --            --       --         --

Erich L. Spangenberg....  1997 125,539      8,500(1)        --          --        740,000      --         --
 Vice Chairman and Chief
 Operating Officer

Jeffrey L. Lindauer.....  1997  34,615    303,000(5)        --          --        400,000      --         --
 President

Richard M. Teich........  1997 170,160     17,200(6)        849(7)      --        140,000      --         --
 Executive Vice           1996 130,835(8)     --          1,020(9)      --            --       --         --
  President

Glen Andrew Folck.......  1997 142,218      3,000(1)      3,200(7)      --        190,000      --         --
 Vice President--         1996  57,500     86,000         1,600(9)      --         28,240      --         --
  Finance, Chief
  Financial Officer
  and Assistant
  Secretary

--------
 * Other annual compensation, where none is specified, is less than 10% of the total of annual salary and bonus reported for the Named Executive Officer.

** In February 1998, Erich L. Spangenberg became Chief Executive Officer and
   Jeffrey L. Lindauer became Chief Operating Officer. Robert H. Lorsch remains Chairman of the Board.

(1) These amounts represent automobile allowances.

(2) This amount represents life insurance premiums paid by the Company.

(3) This amount represents perquisites of $28,800 as an automobile allowance and $14,400 for health/fitness services.

(4) This amount represents compensation for the final three months of 1995, the payment of which was deferred until the first quarter of 1996. In addition, Mr. Lorsch's services were provided to SmarTalk by LCN from October 1994 through September 1995, and thereafter certain of Mr. Lorsch's services were provided by LCN through the end of the year. SmarTalk paid LCN certain amounts including consulting fees for Mr. Lorsch's services.

(5) This amount represents a signing bonus of $300,000 and an automobile allowance of $3,000.

(6) This amount represents a bonus of $10,000 and an automobile allowance of $7,200.

(7) These amounts represent disability insurance premiums paid by the Company.

(8) This amount does not include $33,400 earned by Mr. Teich as commissions under a consulting agreement with the Company in 1995, the payment of which was deferred until 1996.

(9) These amounts represent life insurance and disability premiums paid by the Company.

  The following table sets forth certain information with respect to stock options granted during fiscal 1997 to the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL
                                                                                   REALIZABLE VALUE AT
                                                                                     ASSUMED ANNUAL
                                                                                     RATES OF STOCK
                                                                                   PRICE APPRECIATION
                                INDIVIDUAL GRANTS                                    FOR OPTION TERM
---------------------------------------------------------------------------------- -------------------
                             SHARES OF        % OF TOTAL
                            COMMON STOCK    OPTIONS GRANTED EXERCISE OR
                         UNDERLYING OPTIONS TO EMPLOYEES IN BASE PRICE  EXPIRATION
NAME                       GRANTED (#)(1)   FISCAL YEAR(2)   ($/SH)(3)   DATE(4)    5% ($)    10%($)
----                     ------------------ --------------- ----------- ---------- --------- ---------
Robert H. Lorsch........      120,000             3.79%        14.00      7/14/07    464,153 1,025,657
                              400,000            12.62%        20.00     10/28/07  3,486,534 6,494,590
                               20,000             0.63%        21.25     10/30/07    117,420   259,467
Erich L. Spangenberg....      300,000             9.47%        11.75      4/14/07    973,893 2,152,048
                               20,000             0.63%        14.00      7/14/07     77,359   170,943
                              400,000            12.62%        20.00     10/28/07  3,486,534 6,494,590
                               20,000             0.63%        21.25     10/30/07    117,420   259,467
Jeffrey L. Lindauer.....      400,000(5)         12.62%        20.81     11/03/07  2,301,299 5,083,818
Richard M. Teich........       20,000             0.63%        14.00      7/14/07     77,359   170,943
                              100,000             3.16%        20.00     10/28/07    871,634 1,623,648
                               20,000             0.63%        21.25     10/30/07    117,420   259,467
Glen Andrew Folck.......       50,000             1.58%        13.00      3/21/07    179,583   396,832
                               20,000             0.63%        14.00      7/14/07     77,359   170,943
                              100,000             3.16%        20.00     10/28/07    871,634 1,623,648
                               20,000             0.63%        21.25     10/30/07    117,420   259,467

--------
(1) Unless indicated otherwise by footnote, all option grants set forth herein are of options exercisable as of the date hereof.

(2) In 1997, the Company granted to employees a total of 3,168,740 options. This number was used in calculating the percentages above.

(3) The exercise price represents the market value of the Common Stock on the date of the option grant.

(4) The options granted generally expire on the earliest of (a) the tenth anniversary of the date of grant, (b) three (3) months after the optionee's termination of employment from the Company or an affiliate,
    (c) six (6) months after the optionee's termination of employment from the Company or an affiliate in the case of permanent disability or the death of the optionee while the optionee is employed by the Company, or (d) if death or permanent disability occurs within three months after the optionee's termination of employment with the Company or an affiliate.

(5) Options to purchase 100,000 shares of Common Stock are exercisable as of the date hereof. Options to purchase 100,000, 100,000 and 100,000 shares of Common Stock vest at November 3, 1998, 1999 and 2000, respectively.

  The following table sets forth certain information with respect to options to purchase the Company's Common Stock held by the Named Executive Officers on December 31, 1997.

                AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END OPTION VALUE TABLE

                                                     NUMBER OF SECURITIES
                                                    UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                            SHARES                      OPTIONS HELD AT       IN-THE-MONEY OPTIONS AT
                           ACQUIRED                  DECEMBER 31, 1997 (#)   DECEMBER 31, 1997 ($)(1)
                             UPON        VALUE     ------------------------- -------------------------
NAME                     EXERCISE (#) REALIZED ($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                     ------------ ------------ ----------- ------------- ----------- -------------
Robert H. Lorsch........       --           --       540,000          --      2,180,000         --
Erich L. Spangenberg....       --           --       740,000          --      4,605,000         --
Jeffrey L. Lindauer.....       --           --       100,000      300,000       194,000     582,000
Richard M. Teich........       --           --       140,000          --        480,000         --
Glen Andrew Folck.......    23,615      439,357      190,000          --        967,500         --

--------
(1) Options are "in-the-money" at fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise price of the option. The amounts set forth represent the difference between the closing price of the Company's Common Stock on December 31, 1997 ($22.75) and the exercise price of the options, multiplied by the number of options.

EMPLOYMENT AGREEMENTS

  The Company has entered into an employment agreement (the "Spangenberg Employment Agreement") with Erich L. Spangenberg to serve as the Vice Chairman of the Board of Directors and Chief Executive Officer. The Spangenberg Employment Agreement provides for an initial term of three (3) years commencing on February 26, 1998 and contains a one-year "evergreen" provision pursuant to which the employment period will be automatically extended for consecutive periods of one (1) year unless either Mr. Spangenberg or the Company gives notice to the other party, not later than six (6) months prior to the expiration of the then applicable employment period, that employment will terminate upon the expiration of that period.

  Under the Spangenberg Employment Agreement, Mr. Spangenberg is entitled to an annual base salary of $307,000 for each calendar year of the agreement and is to receive a bonus based upon the satisfaction of performance criteria that will be established by the Board's Compensation Committee in its discretion and upon consultation with Mr. Spangenberg at the beginning of each year, subject to the approval of the Board. Pursuant to the Spangenberg Employment Agreement, the Company will provide Mr. Spangenberg with certain other benefits, including life and disability insurance, an automobile allowance, reimbursement for ordinary business expenses and a moving allowance of $150,000 in connection with Mr. Spangenberg's planned relocation to a location near the Company's new headquarters in Columbus, Ohio. Mr. Spangenberg is entitled to participate in benefits available to employees and executive officers of the Company. Under the terms of the Spangenberg Employment Agreement, Mr. Spangenberg has agreed not to compete with the Company nor solicit SmarTalk employees on behalf of another person, firm or entity in competition with the Company during the term of his employment and for one (1) year after the effective date of termination.

  If Mr. Spangenberg's employment is terminated by Mr. Spangenberg for "good reason" (as such term is defined in the Spangenberg Employment Agreement), Mr. Spangenberg will be entitled to receive a payment equal to three (3) times then effective base salary and the highest bonus paid to Mr. Spangenberg during the employment period, and the Company shall continue to maintain Mr. Spangenberg's benefits for the longer of (a) the remainder of the term of the Spangenberg Employment Agreement and (b) 24 months, but only until Mr. Spangenberg obtains comparable benefits from another employer. The definition of "good reason" includes a termination by Mr. Spangenberg for any reason within 12 months following the occurrence of a "Change in Control" (as defined in the Spangenberg Employment Agreement). If Mr. Spangenberg's employment is terminated due to the "Disability" (as such term is defined in the Spangenberg Employment Agreement) of

Mr. Spangenberg, Mr. Spangenberg shall be entitled to severance pay in the form of continuation of his base salary for a period of the longer of 12 months following the first date of Disability and the then remainder of his term of employment, and continuation of certain of his benefits during the employment period while Mr. Spangenberg is suffering from the Disability and for a period of 12 months following the effective date of termination of employment by reason of Disability. In the event Mr. Spangenberg's employment is terminated by his death, Mr. Spangenberg's heirs, estate or personal representatives under law, as applicable, shall be entitled to the payment of Mr. Spangenberg's base salary as in effect immediately prior to his death for a period of three (3) calendar months. In addition, Mr. Spangenberg's employment may be terminated by the Company "for cause" (as defined in the Spangenberg Employment Agreement), in which case Mr. Spangenberg would not be entitled to any further payments under the Spangenberg Employment Agreement other than amounts already earned.

  The Company has entered into an employment agreement (the "Lorsch Employment Agreement") with Robert H. Lorsch to serve as the Chairman of the Board of Directors. The Lorsch Employment Agreement provides for an initial term of three (3) years commencing on February 26, 1998 and contains a one-year "evergreen" provision pursuant to which the employment period will be automatically extended for consecutive periods of one (1) year unless either Mr. Lorsch or the Company gives notice to the other party, not later than 12 months prior to the expiration of the then applicable employment period, that employment will terminate upon the expiration of that period.

  Under the Lorsch Employment Agreement, Mr. Lorsch is entitled to an annual base salary of $310,000 for each calendar year of the agreement, subject to upward adjustment at the discretion of the Board, and shall be eligible for bonus amounts, if any, as may from time to time be awarded by action of the Board. Pursuant to the Lorsch Employment Agreement, the Company will provide Mr. Lorsch with certain other benefits, including life and disability insurance, secretarial services, office space and furnishings, reimbursement for miscellaneous expenses up to $10,500 per month and reimbursement for ordinary business expenses. Mr. Lorsch is entitled to participate in benefits available to employees and executive officers of the Company. Under the terms of the Lorsch Employment Agreement, Mr. Lorsch has agreed not to compete with the Company nor solicit SmarTalk employees on behalf of another person, firm or entity in competition with the Company during the term of his employment and for one (1) year after the effective date of termination.

  If Mr. Lorsch's employment is terminated by Mr. Lorsch for "good reason" (as such term is defined in the Lorsch Employment Agreement), Mr. Lorsch will be entitled to continuation or payments of Mr. Lorsch's base salary and certain other amounts payable under the Lorsch Employment Agreement over the longer of
(a) 24 months and (b) the then remainder of the term of the Lorsch Employment Agreement (the "Lorsch Severance Period"), and the Company shall continue to maintain Mr. Lorsch's group medical care, disability and life insurance benefits benefits during the Lorsch Severance Period, but only until Mr. Lorsch obtains comparable benefits from another employer. The definition of "good reason" includes a termination by Mr. Lorsch for any reason within 12 months following the occurrence of a "Change in Control" (as defined in the Lorsch Employment Agreement). If Mr. Lorsch's employment is terminated due to the "Disability" (as such term is defined in the Lorsch Employment Agreement) of Mr. Lorsch, Mr. Lorsch shall be entitled to severance pay in the form of continuation of his base salary as in effect immediately prior to such termination, as well as certain other amounts payable under the Lorsch Employment Agreement, for a period of the longer of 12 months following the first date of Disability and the then remainder of his term of employment, and continuation of certain of his benefits during the employment period while Mr. Lorsch is suffering from the Disability and for a period of 12 months following the effective date of termination of employment by reason of Disability. In the event Mr. Lorsch's employment is terminated by his death, Mr. Lorsch's heirs, estate or personal representatives under law, as applicable, shall be entitled to the payment of Mr. Lorsch's base salary as in effect immediately prior to his death for a period of not less than two (2) calendar months and not more than the earlier of six (6) calendar months or the payment of benefits pursuant to Mr. Lorsch's life insurance policy. In addition, Mr. Lorsch's employment may be terminated by the Company "for cause" (as defined in the Lorsch Employment Agreement), in which case Mr. Lorsch would not be entitled to any further payments under the Lorsch Employment Agreement other than amounts already earned.

  The Company has entered into an employment agreement (the "Lindauer Employment Agreement") with Jeffrey L. Lindauer to serve as the President and Chief Operating Officer. The Lindauer Employment Agreement provides for an initial term of three (3) years commencing on November 3, 1997 and contains a one-year "evergreen" provision pursuant to which the employment period will be automatically extended for consecutive periods of one (1) year unless the Company gives Mr. Lindauer written notice, no later than six (6) months prior to the expiration of the then applicable employment period, that employment will terminate upon the expiration of that period.

  Under the Lindauer Employment Agreement, Mr. Lindauer is entitled to an annual base salary of $300,000 for each calendar year of the agreement and is to receive a bonus based on the Company's operating results in the discretion of the Compensation Committee. Pursuant to the Lindauer Employment Agreement, the Company will provide Mr. Lindauer with certain other benefits, including life and disability insurance, an automobile allowance and reimbursement for ordinary business expenses. Mr. Lindauer is entitled to participate in benefits available to employees and executive officers of the Company. Under the terms of the Lindauer Employment Agreement, Mr. Lindauer has agreed not to compete with the Company nor solicit SmarTalk employees on behalf of another person, firm or entity in competition with the Company during the term of his employment and for one (1) year after the effective date of termination.

  If Mr. Lindauer's employment is terminated by the Company "without cause" or by Mr. Lindauer for "good reason" (as such terms are defined in the Lindauer Employment Agreement), Mr. Lindauer is entitled to receive a lump sum in the amount of three (3) times his highest base salary and highest annual bonus paid to him during his employment period. Moreover, for the longer of (a) the remainder of the term of the Lindauer Employment Agreement and (b) 24 months, the Company shall continue to maintain Mr. Lindauer's benefits during the Lindauer Severance Period until comparable benefits are obtained from another employer. The definition of "good reason" includes a termination by Mr. Lindauer for any reason within 12 months following the occurrence of a "Change in Control" (as defined in the Lindauer Employment Agreement). In addition, Mr. Lindauer's employment may be terminated by the Company "for cause" (as defined in the Lindauer Employment Agreement), in which case Mr. Lindauer would not be entitled to any further payments under the Lindauer Employment Agreement other than amounts already earned.

  The Company has entered into an employment agreement (the "Teich Employment Agreement") with Richard M. Teich to serve as the Executive Vice President. The Teich Employment Agreement provides for an initial term of two (2) years commencing on October 26, 1996 and contains a one-year "evergreen" provision pursuant to which the employment period will be automatically extended for consecutive periods of one (1) year unless the Company gives Mr. Teich written notice, no later than three (3) months prior to the expiration of the then applicable employment period, that employment will terminate upon the expiration of that period.

  Under the Teich Employment Agreement, Mr. Teich is entitled to an annual base salary of $135,000 for each calendar year of the agreement and is to receive a bonus based on the Company's operating results in the discretion of the Compensation Committee. Pursuant to the Teich Employment Agreement, the Company will provide Mr. Teich with certain other benefits, including life and disability insurance, an automobile allowance and reimbursement for ordinary business expenses. Mr. Teich is entitled to participate in benefits available to employees and executive officers of the Company. Under the terms of the Teich Employment Agreement, Mr. Teich has agreed not to compete with the Company nor solicit SmarTalk employees on behalf of another person, firm or entity in competition with the Company during the term of his employment and for one (1) year after the effective date of termination.

  If Mr. Teich's employment is terminated by the Company following a "change in control" or "without cause" or by Mr. Teich for "good reason" (as such terms are defined in the Teich Employment Agreement), Mr. Teich is entitled to receive a payment equal to the then effective base salary for the longer of
(a) the remainder of the term of the Teich Employment Agreement and (b) 24 months (the "Teich Severance Period"), and the Company shall continue to maintain Mr. Teich's benefits during the Teich Severance Period until comparable benefits are obtained from another employer. The definition of "good reason" includes a termination by Mr. Teich for any reason within 12 months following the occurrence of a "Change in Control" (as defined in the Teich Employment Agreement). In addition, Mr. Teich's employment may be terminated by the Company "for cause" (as defined in the Teich Employment Agreement), in which case Mr. Teich would not be entitled to any further payments under the Teich Employment Agreement other than amounts already earned.

  The Company has entered into an employment agreement (the "Folck Employment Agreement") with Glen Andrew Folck to serve as Vice President--Finance and Chief Financial Officer. The Folck Employment Agreement provides for an initial term of two (2) years commencing on January 1, 1997 and contains a one-year "evergreen" provision pursuant to which the employment period will be automatically extended for consecutive periods of one (1) year unless the Company gives Mr. Folck written notice, no later than three (3) months prior to the expiration of the then applicable employment period, that employment will terminate upon the expiration of that period.

  Under the Folck Employment Agreement, Mr. Folck is entitled to an annual base salary of $150,000 for each calendar year of the agreement and is to receive a bonus based on the Company's operating results in the discretion of the Compensation Committee. Pursuant to the Folck Employment Agreement, the Company will provide Mr. Folck with certain other benefits, including life and disability insurance, an automobile allowance and reimbursement for ordinary business expenses. Mr. Folck is entitled to participate in benefits available to employees and executive officers of the Company. Under the terms of the Folck Employment Agreement, Mr. Folck has agreed not to compete with the Company nor solicit SmarTalk employees on behalf of another person, firm or entity in competition with the Company during the term of his employment and for one (1) year after the effective date of termination.

  If Mr. Folck's employment is terminated by the Company "without cause" or by Mr. Folck for "good reason" (as such terms are defined in the Folck Employment Agreement), Mr. Folck is entitled to receive a lump sum amount equal to three
(3) times Mr. Folck's base salary as in effect immediately prior to such termination and the highest bonus paid to Mr. Folck during the Employment Period. In addition, for the longer of (a) the remainder of the term of the Folck Employment Agreement and (b) 24 months (the "Folck Severance Period"), the Company shall continue to maintain Mr. Folck's benefits during the Folck Severance Period until comparable benefits are obtained from another employer. The definition of "good reason" includes a termination by Mr. Folck for any reason within 12 months following the occurrence of a Change in Control (as defined in the Folck Employment Agreement). In addition, Mr. Folck's employment may be terminated by the Company "for cause" (as defined in the Folck Employment Agreement), in which case Mr. Folck would not be entitled to any further payments under the Folck Employment Agreement other than amounts already earned.

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

 Compensation Philosophy

  The executive compensation program is administered by the Compensation Committee of the Board of Directors and is designed to attract, retain and motivate executive personnel whose sustained performance will increase shareholder value through successful achievement of short-term corporate goals and long-term company objectives. The compensation program is directly integrated with the achievement of the Company's strategic business plans but remains subject to the discretion of the Company's Compensation Committee. The following program components have been designed to meet these objectives:

 Base Salary

  The base salary program is designed to pay for individual performance within a structure that is internally equitable and externally competitive with comparable companies. Base salaries are a function of the relative value and potential impact of each position on the performance of the Company. Value is measured by responsibilities and complexity of the position.

  The program is designed to provide executives who continue to meet performance expectations with base compensation that is competitive with market rates at comparable companies. In deciding upon compensation packages for the Named Executive Officers, the Compensation Committee reviewed available salary surveys conducted by independent consulting firms. Each year the Company plans to compare base salary, bonus and total compensation ranges of its executives to those of similar positions in comparable companies, as reported by the Company's peer group and any available salary surveys. Executives may or may not receive a base salary increase upon expiration of their existing contracts dependent upon performance during the term and their position relative to comparable company positions. The amount of the increase will vary with individual performance against established performance objectives.

 Annual Incentive Bonus

  A bonus is paid when both Company performance and individual performance objectives are met. Company performance goals are measured by reference to the Company's projections and long term business plan. Individual performance goals are value added, representing achievements of objectives beyond normal position expectations.

 Stock Options

  The 1996 Incentive Stock Option Plan rewards executives for long-term strategic management and enhancement of shareholder value. It is designed to promote recruitment and retention of key executive personnel by providing meaningful incentives dependent upon successful corporate performance. Stock options are awarded based upon overall evaluation of each executive.

 Company Performance and Chief Executive Officer Compensation

  The Compensation Committee analyzed Mr. Lorsch's annual compensation package as in effect during the last completed fiscal year. In addition, the Compensation Committee took into account Mr. Lorsch's significant role in expanding the Company through acquisitions and increasing the Company's revenues and penetration of retailers in deciding upon Mr. Lorsch's base salary for the last completed fiscal year. In the future, as discussed previously, the Company's executive compensation program, including that of the Chief Executive Officer, will be based on business and individual performance.

                                          Respectfully submitted,

                                          Fred F. Fielding
                                          Robert M. Smith

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Shareholder Return Performance Presentation shall not be incorporated by reference into any such filings.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

  Set forth below is a line graph comparing the Company's cumulative total shareholder return on its Common Stock with the returns of the Nasdaq Market Index and the Communication Services Industry Index (which appears in the graph as the "SIC Code Index"). The graph assumes $100 invested on October 25, 1996, with all dividends fully reinvested.


                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           SMARTALK             SIC CODE    NASDAQ MARKET
(Fiscal Year Covered)        TELESERVICES, INC.   INDEX       INDEX
---------------------        ------------------   --------    -------------
Measurement Pt-  10/25/96        $100                 $100        $100
FYE   12/31/96                   $117.24              $102.87     $105.97
FYE   12/31/97                   $156.90              $103.43     $129.63

                    ASSUMES $100 INVESTED ON OCT. 25, 1996
                         ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DEC. 31, 1997

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During the fiscal year ended December 31, 1997, no member of the Board of Directors served as a director or a member of the Compensation Committee of any other company of which any executive officer served as a member of the Board of Directors. No current member of the Compensation Committee has served as an officer or employee of the Company or any of its subsidiaries. Fred F. Fielding and Robert M. Smith currently serve on the Compensation Committee. Prior to the 1997 Annual Meeting of Shareholders, Jeffrey I. Scheinrock and Lloyd S. Zeiderman served with Mr. Fielding on the Compensation Committee. Mr. Smith, a director of the Company, is a Partner of the law firm of Dewey Ballantine LLP. SmarTalk retained Dewey Ballantine LLP to act as counsel to the Company for the initial public offering and, following the initial public offering, for general corporate purposes. SmarTalk plans to continue to utilize the services of Dewey Ballantine LLP in the current fiscal year. The amount received by Dewey Ballantine LLP from SmarTalk during the fiscal year ended December 31, 1997 did not exceed five percent (5%) of the law firm's gross revenues for the firm's last full fiscal year. Mr. Fielding, a director of the Company, is a Partner of the law firm of Wiley, Rein & Fielding in Washington, D.C. SmarTalk retained Wiley, Rein & Fielding during the last fiscal year in connection with certain matters associated with its acquisition of American Express Telecom, Inc. The amount received by Wiley, Rein & Fielding from SmarTalk during the fiscal year ended December 31, 1997 did not exceed five percent (5%) of the law firm's gross revenues for the firm's last full fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Erich L. Spangenberg, the Vice Chairman and Chief Executive Officer of the Company, was an executive officer of DLJ, an investment banking firm that was a managing underwriter of the initial public offering, prior to joining the Company. SmarTalk retained DLJ following the initial public offering to perform analysis services for SmarTalk and plans to continue to utilize the services of DLJ in the current fiscal year. The amount received by DLJ from SmarTalk during the fiscal year ended December 31, 1997 did not exceed five percent (5%) of the firm's consolidated gross revenues for the firm's last full fiscal year.

  Kenneth A. Viellieu, a director of the Company, is Managing Director of the Investment Banking Group of DLJ. SmarTalk retained DLJ during the last fiscal year as a joint book-running manager for the Company's offer and sale of 5 3/4% Convertible Subordinated Notes due 2004, and plans to continue to utilize the services of DLJ in the current fiscal year. The amount received by DLJ from SmarTalk during the fiscal year ended December 31, 1997 did not exceed five percent (5%) of the firm's consolidated gross revenues for the firm's last full fiscal year.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The Board has nominated Messrs. Fred F. Fielding, Robert H. Lorsch, Robert
M. Smith, Erich L. Spangenberg and Kenneth A. Viellieu to serve as directors of the Company for a one-year term. Each nominee, if elected, will hold office until the 1999 Annual Meeting of Shareholders at which time his term of office expires, and until his successor is elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with the Bylaws of the Company. Management knows of no reason why any of these nominees would be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, the proxies will be voted for the election of such other persons for the office of director as the Board may recommend in the place of such nominee. The nominees shall be elected by a plurality of the votes cast in the election by the holders of the Common Stock represented and entitled to vote at the Annual Meeting, assuming the existence of a quorum.

  THE BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE FIVE NOMINEES NAMED ABOVE, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                  PROPOSAL 2

                        RATIFICATION OF APPOINTMENT OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

  The Board has selected Price Waterhouse LLP as the independent public accountants of the Company for 1998. Price Waterhouse LLP has served as the Company's independent public accountants since November 1995. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting, and will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

  The affirmative vote of the holders of a majority of the shares of Common Stock of the Company represented (in person or by proxy) and voting at the meeting, provided that at least a majority of such stock is represented at the meeting, is required for the proposed ratification. In the event ratification by the shareholders of the appointment of Price Waterhouse LLP as the Company's independent public accountants is not obtained, the Board will reconsider such appointment.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2 TO RATIFY THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                         TRANSACTION OF OTHER BUSINESS

  At the date of this Proxy Statement, the only business which the Board intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's officers and directors, and beneficial owners of more than ten percent (10%) of a registered class of the Company's equity securities (each a "Reporting Person"), to file reports of ownership and changes in ownership with the Commission and The Nasdaq National Market. Reporting Persons are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on the Company's knowledge that no Forms 5 were required to be filed by certain Reporting Persons and representations from certain Reporting Persons that no Forms 5 were required to be filed, the Company believes that during the year ended December 31, 1997, its officers, directors and more than ten percent (10%) beneficial owners complied with all
Section 16(a) filing requirements applicable to them, except that one report was not timely filed for each of Messrs. Lorsch, Smith, Lindauer, Folck and H. Gene Russell, a former officer of the Company, and SmarTalk Partners LLC, in each case reporting one transaction except for Mr. Folck, who reported two transactions.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

  Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Company (i) must be received by the Company at its offices at 5500 Frantz Road, Suite 125, Dublin, Ohio 43017 no later than December 16, 1998 and (ii) must satisfy the conditions established by the Commission for shareholder proposals to be included in the Company's proxy statement for that meeting.

                                          By Order of the Board of Directors

                                          /s/ Thaddeus Bereday

                                          Thaddeus Bereday
                                          Assistant Secretary

April 30, 1998

--------------------------------------------------------------------------------
                          SMARTALK TELESERVICES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 18, 1998
  The undersigned hereby nominates, constitutes and appoints Fred F. Fielding, Robert H. Lorsch, Robert M. Smith, Erich L. Spangenberg and Kenneth A.
Viellieu, or any of them, with full power of substitution, to vote all shares of common stock, no par value, of SmarTalk TeleServices, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, June 18, 1998 or any postponements or adjournments thereof (the "Annual Meeting"), and upon such other business as may properly come before the Annual Meeting, with all the powers the undersigned would possess if personally present, as follows:
  A Vote FOR Proposal 1 is recommended by the Board of Directors:
1. To elect the Board of Directors' five (5) nominees as directors. Nominees:
Fred F. Fielding, Robert H. Lorsch, Robert M. Smith, Erich L. Spangenberg and Kenneth A. Viellieu.

          [_] FOR ALL NOMINEES LISTED ABOVE      [_] WITHHOLD AUTHORITY
        (except as marked to the contrary below)
 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below)
            -------------------------------------------------------
  The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.
  A Vote FOR Proposal 2 is recommended by the Board of Directors:

2. To ratify the appointment of Price Waterhouse LLP as the Company's auditors for 1998.
                        [_] FOR   [_] AGAINST    [_] ABSTAIN
  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

                PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

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  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

  Please date this Proxy and sign your name exactly as it appears on your stock certificates. Executors, administrators, trustees, officers or a corporation and other fiduciaries, etc., should give their full title as such. Partnerships should sign in the partnership name by an authorized person. For shares held jointly, each joint owner should personally sign. If the undersigned hold(s) any of the shares of common stock of the Company in a fiduciary, custodial or joint capacity or capacities, this Proxy is signed by the undersigned in every such capacity as well as individually. Attendance of the undersigned at the Annual Meeting will not be deemed to revoke this Proxy unless the undersigned shall affirmatively indicate at the Annual Meeting the intention of the undersigned to vote in person.

                                       DATED:___________________________, 1998

                                       SIGNATURE:______________________________
                                                        (signature)

                                       NAME:___________________________________
                                                     (please print)


                                       SIGNATURE:______________________________
                                                  (signature, if held jointly)


                                       ________________________________________
                                          (title or authority, if applicable)

                PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

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